Borrowings	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Borrowings
Borrowings

As a member of the FHLB, the Company may borrow funds based on criteria established by the FHLB.  The FHLB may call these borrowings prior to maturity if the collateral balance falls below the borrowing level.  The borrowing arrangements with the FHLB could be either short- or long-term depending on our related costs and needs.
We use short-term and long-term borrowings from various sources including the FRB discount window, FHLB, and trust preferred securities.  We manage the level of our borrowings to ensure that we have adequate sources of liquidity.  At December 31, 2015 and 2014, we had advances from the FHLB totaling $25.0 million and $165.8 million, respectively. Interest is payable on a monthly basis until maturity. All FHLB borrowings at December 31, 2015 are overnight borrowings. The FHLB borrowings were collateralized with residential real estate loans, commercial real estate loans, and investment securities.
We also possess additional sources of liquidity through a variety of borrowing arrangements.  The Bank also maintains federal funds lines with two regional banking institutions and through the FRB Discount Window.  These available lines totaled approximately $87.8 million and $63.7 million at December 31, 2015 and 2014, respectively.  These lines were not utilized for borrowing purposes at December 31, 2015 or 2014.

Trust Preferred Securities

The Company has four placements of trust preferred securities.  The carrying and par amounts at December 31, 2015 are as follows:

	Carrying Amount	Par Amount	Interest Rate	Redeemable On or After	Mandatory Redemption
(in thousands except for interest rates)
Gateway Capital Statutory Trust I	$5,292	$8,248	LIBOR + 3.10%	September 17, 2008	September 17, 2033
Gateway Capital Statutory Trust II	4,325	7,217	LIBOR + 2.65%	July 17, 2009	June 17, 2034
Gateway Capital Statutory Trust III	7,551	15,464	LIBOR + 1.50%	May 30, 2011	May 30, 2036
Gateway Capital Statutory Trust IV	12,521	25,774	LIBOR + 1.55%	July 30, 2012	July 30, 2037

LIBOR in the table above refers to three-month LIBOR.  In all four trusts, the trust issuer has invested the total proceeds from the sale of the trust preferred securities in junior subordinated deferrable interest debentures issued by the Company.  The trust preferred securities pay cumulative cash distributions quarterly at an annual rate, reset quarterly.  The dividends paid to holders of the trust preferred securities, which are recorded as interest expense, are deductible for income tax purposes.
The Company has fully and unconditionally guaranteed the trust preferred securities through the combined operation of the debentures and other related documents.  The Company’s obligation under the guarantee is unsecured and subordinate to our senior and subordinated indebtedness.  The trust preferred securities are redeemable only at the Company's discretion, subject to regulatory approval. The aggregate carrying value of these debentures as of December 31, 2015 was $29.7 million.  The difference between the par amounts and the carrying amounts of the debentures is amortized using the interest method as an adjustment to interest expense each period.  Effective interest rates used by the Company as of December 31, 2015 were between 5.45% and 6.60%.